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                     SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - January 13, 1995



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)



          Pennsylvania               1-7410               25-1233834
  (State or other jurisdiction    (Commission         (I.R.S. Employer
       of incorporation)           File Number)      Identification No.)


                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania           15258
                   (Address of principal executive offices) (Zip code)


      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number   Description

99.1 Mellon Bank Corporation Press Release, dated January 13, 1995, regarding fourth quarter and full-year 1994 results of operations.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           MELLON BANK CORPORATION



Date:  January 13, 1995    By:   Steven G. Elliott
                                 Steven G. Elliott
                                 Vice Chairman, Chief
                                 Finance Officer and Treasurer


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                                 EXHIBIT INDEX



Number     Description                 Method of Filing

99.1   Press Release dated             Filed herewith
       January 13, 1995